UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported)
February 14, 2008
ECOLOGY COATINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-91436	26-0014658

(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

35980 Woodward Avenue, Suite 200
Bloomfield Hills, MI 48304

(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (248) 723-2223
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
On February 14, 2008, Ecology Coatings, Inc. issued a press release announcing the grant of a patent entitled “Environmentally Friendly Coating Compositions for Coating Composites, Coated Composites therefrom, and Methods, Processes and Assemblages for Coating thereof” (U.S. Patent No. 7,323,248) by the United States Patent and Trademark Office.
A copy of the press release is attached hereto as Exhibit 99.1.
ITEM 9.01 EXHIBITS
(c) Exhibit.

Exhibit No.	Exhibit Title and Description

99.1	Ecology Coatings, Inc. Press Release Announcing Patent Granted by United States Patent and Trademark Office, dated February 14, 2008
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: February 14, 2008	ECOLOGY COATINGS, INC.
	By:	/s/ Adam S. Tracy
Adam S. Tracy
Vice President, General Counsel and Secretary

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